Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

CSN ISLANDS IX CORP.

OFFER TO EXCHANGE

10.00% Guaranteed Notes due January 2015

that have been registered under the Securities Act of 1933

for any and all

Unregistered 10.00% Guaranteed Notes due January 2015

Unconditionally and Irrevocably Guaranteed by

COMPANHIA SIDERÚRGICA NACIONAL

Pursuant to the Prospectus Dated                         , 2005

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                         , 2005, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED BY THE COMPANY (THE “EXPIRATION DATE”). TENDERS OF OLD NOTES MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

Delivery to: HSBC Bank USA, National Association (the “Exchange Agent”)

By Registered or Certified Mail:	By Overnight Delivery or by Hand between 8 a.m. and 4:30 p.m.:
HSBC Bank USA, National Association	HSBC Bank USA, National Association
Corporate Trust and Loan Agency	Corporate Trust and Loan Agency
2 Hanson Place, 14th Floor	2 Hanson Place, 14th Floor
Brooklyn, NY 11217-1409	Brooklyn, NY 11217-1409
Attn: Paulette Shaw	Attn: Paulette Shaw
To Confirm by Telephone or for Information:	Facsimile Transmissions:
(718) 488-4475	(718) 488-4488

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

The undersigned acknowledges that he or she has received and reviewed a prospectus, dated                     , 2005 (the “Prospectus”), of CSN Islands IX Corp. (the “Company”) and Companhia Siderúrgica Nacional (the “Guarantor”), and this letter of transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to US$400,000,000 of the Issuer’s 10.00% Guaranteed Notes due January 2015 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its existing unregistered 10.00% Guaranteed Notes due January 2015 (the “Old Notes”). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

In order for any Holder (as hereinafter defined) of Old Notes to tender all or any portion of such Old Notes, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent’s Message (as hereinafter defined) with respect to such Holder. Certificates for Old Notes are to be forwarded herewith or, if a tender of Old Notes is to be made by book-entry transfer, the tender should be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes.” Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their Certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

By causing Old Notes to be credited to the Exchange Agent’s account at DTC in accordance with DTC’s procedures for transfer, including the transmission by DTC of an Agent’s Message to the Exchange Agent, the DTC participant will be deemed to confirm, on behalf of itself and the beneficial owners of such Old Notes, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term “Agent’s Message” means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a Holder of Old Notes stating that such Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such Holder agrees that the Company may enforce this Letter of Transmittal against such Holder.

The term “Holder”, as used in this Letter of Transmittal, means any of (a) any person in whose name Old Notes are registered on the books of the Company, (b) any other person who has obtained a properly completed bond power from the registered Holder, and (c) any DTC participant whose Old Notes are held of record by DTC. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety or must cause an Agent’s Message to be transmitted.

Any other beneficial owner whose Old Notes are registered in the name of a broker or other nominee and who wishes to tender should contact such broker or nominee promptly and instruct such broker or nominee to tender on behalf of the beneficial owner. If the beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered Holder of the Old Notes. The transfer of registered ownership may take considerable time.

Complete the appropriate boxes below to indicate the Old Notes to which this Letter of Transmittal relates and the action the undersigned desires to take with respect to the Exchange Offer. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

DESCRIPTION OF OLD NOTES	1	2	3	4
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	CUSIP Number(s)	Aggregate Principal Amount of Old Note(s)	Principal Amount Tendered**

Total

*	Need not be completed if Old Notes are being tendered by book-entry transfer.

**	Unless otherwise indicated in the column, a Holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in minimum denominations of principal amount of $1,000 and integral multiples of $1,000 thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

By crediting Old Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the Holder of Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If delivery by Book-Entry Transfer, Complete the Following:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH:

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the New Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of the New Notes and it has no arrangements or understandings with any person to participate in a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

If the undersigned is a broker-dealer and would like to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto, please contact the Exchange Agent at the address set forth on page one of this Letter of Transmittal to make such a request.

TENDER OF OLD NOTES

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter of Transmittal and the Old Notes to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby acknowledges its full understanding that the Exchange Agent also performs functions as agent of the Company.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that (a) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (b) neither the Holder of such Old Notes nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of such New Notes, (c) neither the Holder of such Old Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or the Guarantor and (d) if such holder is a broker or dealer registered under the Exchange Act, it will receive the New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities.

The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an “affiliate” of the Company or the Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders’ business and that such Holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned represents that it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of New Notes and, if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of such New Notes. The undersigned also acknowledges that if the Company’s interpretation of the above mentioned no-action letters is incorrect such Holder may be held liable for any offers, resales or transfers of the New Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will indemnify any Holder for any such liability under the Securities Act.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such

New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. By acceptance of the Exchange Offer, each participating broker-dealer that will receive New Notes for its own account pursuant to the Exchange Offer agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill its prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment of Old Notes purchased directly from the Company) with the Prospectus which constitutes part of the Exchange Offer.

The undersigned also warrants that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the related registration rights agreements, which have been filed as exhibits to the registration statement in connection with the Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not tendered or exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

The Company will be deemed to have accepted validly tendered Old Notes when, as and if the Company shall have given oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: New Notes and/or Old Notes to:

Name(s):

(Please Type or Print)

Address:

(Please Type or Print)

(Zip Code)

CUSIP Number of Old Notes

Employer Identification Number or Social Security Number

(Complete Substitute Form W-9)

☐	Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below

(DTC Account Number, if Applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” on this Letter of Transmittal above.

Mail: New Notes and/or Old Notes to:

Name(s):

(Please Type or Print)

Address:

(Please Type or Print)

(Zip Code)

CUSIP Number of Old Notes

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY SECTION ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete Accompanying Substitute From W-9 on reverse side)
x	, 2005

x	, 2005
Signature of Owner	Date

Area Code and Telephone Number:

Aggregate Principal Amount of Old Note(s) Tendered:

CUSIP Number:	Employer Identification Number or Social Security Number:

This Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a DTC security position listing or by any person(s) authorized to become a registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed

by an Eligible Institution:

(Title)

(Name and Firm)

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures. In order for any Holder of Old Notes to tender all or any portion of such Old Notes, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent’s Message with respect to such Holder. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedures for book-entry tender on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to such procedures, (1) such tender must be made through an Eligible Institution (as hereinafter defined), (2) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes, the certificate numbers of such Old Notes (unless tender is to be made by book-entry transfer) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange (“NYSE”) trading days after the date of delivery of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof), with any required signature guarantees and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (3) the certificates for all physically tendered Old Notes, in the proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof), with any required signature guarantees and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

The method of delivery of Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder, but the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Old Notes or Letters of Transmittal should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

See the section entitled “The Exchange Offer” in the Prospectus.

2. Partial Tenders (not applicable to Holders who tender by book-entry transfer). If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amounts of Old Notes to be tendered in the box above entitled “Description of Old Notes—Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. Signatures on this Letter or Transmittal; Bond Powers and Endorsements, Guarantee of Signatures. If this Letter of Transmittal is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the Holder of such Old Notes without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates representing Old Notes or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Except as provided below, endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an “Eligible Institution”).

Signatures on this Letter of Transmittal need NOT be guaranteed by an Eligible Institution if the Old Notes are tendered: (1) by a registered Holder of Old Notes who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” or (2) for the account of an Eligible Institution.

4. Special Issuance and Delivery Instructions. Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5. Taxpayer Identification Number. United States federal income tax law generally requires that if a tendering Holder whose Old Notes are accepted for exchange is a U.S. person, the Holder must provide the Company (as payor) with such Holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is generally his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, delivery to such tendering Holder of New Notes may be subject to backup withholding of all reportable payments made after the exchange. The backup withholding rate is currently 28%. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will by reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 below, certifying that the Holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write “applied for” in lieu of its TIN and sign the Certificate of Awaiting Taxpayer Identification Number. Note that checking this box and writing “applied for” on the Substitute Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Company.

Certain types of Holders of Old Notes (generally including, among others, corporations and certain foreign entities) are not subject to backup withholding. Exempt U.S. Holders should indicate their status by entering their correct TIN, checking the box in Part 2 and signing and dating the Substitute Form W-9. If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Company a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or if applicable, Form W-8ECI or Form W-81MY, instead of a Substitute Form W-9. These forms may be obtained from the Exchange Agent.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

7. Company Determination Final; Waiver of Conditions. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of the Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by causing this Letter of Transmittal (or an Agent’s Message in lieu thereof) to be delivered to the Exchange Agent, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

None of the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Old Notes. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Requests for Additional Copies. Requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent, at the address and telephone number indicated above.

11. Incorporation of the Letter of Transmittal. This Letter of Transmittal shall be deemed to be incorporated in, and acknowledged and accepted by, a tender through DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old Notes so tendered.

12. Withdrawals. Tenders of Old Notes may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(SEE INSTRUCTIONS)

SUBSTITUTE FORM W-9

Department of the Treasury Internal Revenue Service

PART 1 – Please provide your tin in the space provided below and certify by signing and dating below:	Part 2 – For Payees Exempt from Backup Withholding: Exempt ☐	Part 3 – TIN Applied For ☐
TIN: (Social Security Number or Employer Identification Number)

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1)	the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)	I am a U.S. person (including a U.S. resident alien); and

(4)	any other information provided on this form is true and correct.

SIGNATURE	DATE

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified subsequently by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 28 percent (subject to further adjustment under applicable law) of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer – Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of –
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

4.b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner (you may use either your social security number or your employer identification number)(3)

Give the EMPLOYER IDENTIFICATION number of –

6.	A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)

7.	Corporation or LLC electing corporate status on Form 8832	The corporation

8	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

All “section” references are to the Internal Revenue

Code of 1986, as amended.

Obtaining a Number

If you don’t have a taxpayer identification number (“TIN”), apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card (for individuals), at the local office of the Social Security Administration, online at www.socialsecurity.gov/online/ss-5.pdf, or by calling 1-800-772-1213, Form SS-4, Application for Employer Identification Number (for business and other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for certain resident aliens), at the local office of the Internal Revenue Service (“IRS”), from the IRS Web Site at www.irs.gov, or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees and Payments Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding on certain payments:

(1)	A corporation.

(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (IRA), or a custodial account under section 403(b)(7).

(3)	The United States or any of its agencies or instrumentalities.

(4)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)	An international organization or any of its agencies or instrumentalities.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

Privacy Act Notice Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers generally must withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish TIN. – If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. – If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. – Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR

THE INTERNAL REVENUE SERVICE.